UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

Evoke Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 30, 2022, Evoke Pharma, Inc. (“Evoke” or the “Company”) announced the United States Patent and Trademark Office (USPTO) issued a Notice of Allowance for U.S. Application No. 17/100,664 for GIMOTI. Once issued, the patent, entitled “Nasal Formulations of Metoclopramide” will expire in December 2029. This patent application is a continuation of several other U.S. patent applications filed by the company over the last decade.

Evoke Pharma Strengthens its Intellectual Property Portfolio with a Notice of Allowance from the USPTO for a Patent Application Related to GIMOTI®

SOLANA BEACH, Calif., November 30, 2022 – Evoke Pharma, Inc. (NASDAQ: EVOK), a specialty pharmaceutical company focused primarily on treatments for gastrointestinal (GI) diseases with an emphasis on GIMOTI® (metoclopramide) nasal spray, announced the United States Patent and Trademark Office (USPTO) issued a Notice of Allowance for U.S. Application No. 17/100,664 for GIMOTI. Once issued, the patent, entitled “Nasal Formulations of Metoclopramide” will expire in December 2029. This patent application is a continuation of several other U.S. patent applications filed by the company over the last decade.

GIMOTI is the first and only FDA-approved novel nasal formulation of metoclopramide that is commercially available and specifically designed to deliver a non-oral dose of metoclopramide for the relief of symptoms in adults with acute and recurrent diabetic gastroparesis. Non-oral delivery is an important treatment option as gastroparesis causes oral medications to be unpredictably absorbed, and avoids vulnerability to vomiting, one of the key symptoms of gastroparesis.

“We are thrilled and highly encouraged by the strides we have made with the USPTO and its continued acknowledgement of the novel and inventive nature of GIMOTI”, said Matt D’Onofrio, Chief Business Officer of Evoke Pharma. Mr. D’Onofrio continued, “This newly allowed patent application helps to ensure the availability of GIMOTI amongst patients and health care providers in the U.S.”

About Evoke Pharma, Inc.

Evoke is a specialty pharmaceutical company focused primarily on the development of drugs to treat GI disorders and diseases. The company developed, commercialized and markets GIMOTI, a nasal spray formulation of metoclopramide, for the relief of symptoms associated with acute and recurrent diabetic gastroparesis in adults. Diabetic gastroparesis is a GI disorder affecting millions of patients worldwide, in which the stomach takes too long to empty its contents resulting in serious GI symptoms as well as other systemic complications. The gastric delay caused by gastroparesis can compromise absorption of orally administered medications. Prior to FDA approval to commercially market GIMOTI, metoclopramide was only available in oral and injectable formulations and remains the only drug currently approved in the United States to treat gastroparesis.

Visit www.EvokePharma.com for more information.

Follow GIMOTI on Facebook: https://www.facebook.com/GIMOTI-metoclopramide-nasal-spray-104672345100289
Follow Evoke Pharma on Facebook: https://www.facebook.com/Evoke-Pharma-Inc-131313647029724
Follow Evoke Pharma on LinkedIn: https://www.linkedin.com/company/evoke-pharma/

About Gimoti™ (metoclopramide) nasal spray

GIMOTI is indicated for the relief of symptoms in adults with acute and recurrent diabetic gastroparesis.

Important Safety Information
WARNING: TARDIVE DYSKINESIA

•
Metoclopramide can cause tardive dyskinesia (TD), a serious movement disorder that is often irreversible. The risk of developing TD increases with duration of treatment and total cumulative dosage.
•
Discontinue GIMOTI in patients who develop signs or symptoms of TD. In some patients, symptoms may lessen or resolve after metoclopramide is stopped.
•
Avoid treatment with metoclopramide (all dosage forms and routes of administration) for longer than 12 weeks because of the increased risk of developing TD with longer-term use.

GIMOTI is not recommended for use in:

•
Pediatric patients due to the risk of developing tardive dyskinesia (TD) and other extrapyramidal symptoms as well as the risk of methemoglobinemia in neonates.
•
Moderate or severe hepatic impairment (Child-Pugh B or C), moderate or severe renal impairment (creatinine clearance less than 60 mL/minute), and patients concurrently using strong CYP2D6 inhibitors due to the risk of increased drug exposure and adverse reactions.

GIMOTI is contraindicated:

•
In patients with a history of tardive dyskinesia (TD) or a dystonic reaction to metoclopramide.
•
When stimulation of gastrointestinal motility might be dangerous (e.g., in the presence of gastrointestinal hemorrhage, mechanical obstruction, or perforation).
•
In patients with pheochromocytoma or other catecholamine-releasing paragangliomas. Metoclopramide may cause a hypertensive/pheochromocytoma crisis, probably due to release of catecholamines from the tumor.
•
In patients with epilepsy. Metoclopramide may increase the frequency and severity of seizures.
•
In patients with hypersensitivity to metoclopramide. Reactions have included laryngeal and glossal angioedema and bronchospasm.

Potential adverse reactions associated with metoclopramide include Tardive dyskinesia (TD), other extrapyramidal effects (EPS), parkinsonism symptoms, motor restlessness, neuroleptic malignant syndrome (NMS), depression, suicidal ideation and suicide, hypertension, fluid retention, hyperprolactinemia, effects on the ability to drive and operate machinery. Most common adverse reactions (≥5%) for GIMOTI are: dysgeusia, headache, and fatigue. These are not all of the possible side effects of GIMOTI. Call your doctor for medical advice about whether you should take GIMOTI and the possible risk factors and side effects. You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1-800-FDA-1088.

Safe Harbor Statement

Evoke cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding: the anticipated scope and term of any patent protection for Gimoti and the expected inclusion of any new patent in the FDA’s Orange Book. The inclusion of forward-looking statements should not be regarded as a representation by Evoke that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Evoke’s business, including, without limitation: Evoke’s ability to obtain, maintain and successfully enforce intellectual property protection for Gimoti; Evoke’s and EVERSANA’s ability to successfully drive market demand for Gimoti; Evoke’s ability to obtain additional financing as needed to support its operations; the COVID-19 pandemic may continue to disrupt Evoke’s and EVERSANA’s business operations impairing the ability to commercialize Gimoti and Evoke’s ability to generate any product revenue; Evoke’s dependence on third parties for the manufacture of Gimoti; Evoke is entirely dependent on the success of Gimoti; inadequate efficacy or unexpected adverse side effects relating to Gimoti that could result in recalls or product liability claims; and other risks and uncertainties detailed in Evoke’s prior press releases and in the periodic reports it files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Evoke undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Investor Contact:
Daniel Kontoh-Boateng
DKB Partners
Tel: 862-213-1398
dboateng@dkbpartners.net

Safe Harbor Statement

Evoke cautions you that statements included in this press release that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding: the anticipated scope and term of any patent protection for GIMOTI and the expected inclusion of any new patent in the U.S. Food and Drug Administration’s Orange Book. The inclusion of forward-looking statements should not be regarded as a representation by Evoke that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Evoke’s business, including, without limitation: Evoke’s ability to obtain, maintain and successfully enforce intellectual property protection for GIMOTI; Evoke’s and EVERSANA’s ability to successfully drive market demand for GIMOTI; Evoke’s ability to obtain additional financing as needed to support its operations; the COVID-19 pandemic may continue to disrupt Evoke’s and EVERSANA’s business operations impairing the ability to commercialize GIMOTI and Evoke’s ability to generate any product revenue; Evoke’s dependence on third parties for the manufacture of GIMOTI; Evoke is entirely dependent on the success of GIMOTI; inadequate efficacy or unexpected adverse side effects relating to GIMOTI that could result in recalls or product liability claims; and other risks and uncertainties detailed in Evoke’s prior press releases and in the periodic reports it files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Evoke undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date:	November 30, 2022	By:	/s/ Matthew J. D'Onofrio
Name: Matthew J. D'Onofrio Title: Executive Vice President, Chief Business Officer and Secretary